SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2007

.

AMERICAN UNITY INVESTMENTS, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

                    0-32375

                                65-0067192

(Commission File Number)

(IRS Employer Identification No.)

Room 308, Yan Yue Business Building, 100 Yan Yue Lane, South Dong Si Street,

Dong Cheng District. , Beijing, China  100011

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code:  (8610)6523-3262

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]

Written communications pursuant to Rule 425 under the Securities Act

[]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 30, 2007 Lu Bing resigned as the Registrant's Chief Financial Officer. Mr. Christian Lillieroos, the President and Chief Operating Officer, is now the acting Chief Financial Officer. Mr. Lu Bing provided no reasons for his resignation.

Item 8.01.

Other Events

The Registrant has moved its principal executive offices to Room 308, Yan Yue Business Building, 100 Yan Yue Lane, South Dong Si Street, Dong Cheng District, Beijing, China 100011 and its new telephone is (8610) 6523-3262.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 30, 2007

AMERICAN UNITY INVESTMENTS, INC.

By:

/s/ Christian Lillieroos

Christian Lillieroos

President